Important Information

May 7, 2009

Dear Shareholder:

I am writing to ask for your assistance with an important issue involving your investment in John Hancock Classic Value Fund II (“Classic Value II”).

We are proposing to reorganize and merge Classic Value II into John Hancock Disciplined Value Fund (“Disciplined Value”).

Both funds generally seek long-term growth of capital. You will find a detailed explanation of the similarities and differences between the investment strategies and principal risks in the enclosed proxy materials.

The Reorganization Offers You Considerable Advantages.
Here are three significant advantages:

►	By combining your fund with Disciplined Value, you will be a shareholder in one larger fund with greater potential to increase asset size and achieve economies of scale. After the reorganization, although certain share classes will have higher gross expenses, contractual fee and expense waivers will result in lower net annual operating expenses across all share classes. (See pages 5-9 for comparison of expenses.)

►	Disciplined Value has achieved stronger performance results compared to your fund’s performance over the last two calendar years. (See pages 13-15 of the proxy statement for performance details.)

►	As a shareholder, you will gain access to Disciplined Value’s investment process and the value investing expertise of Robeco Investment Management, Inc.

We Need Your Vote of Approval.
After careful consideration, your fund’s Board of Trustees has unanimously approved the reorganization of your fund into Disciplined Value, but your vote is required to complete the merger. The enclosed proxy statement contains further explanation and important details of the proposed reorganization, which I strongly encourage you to read before voting. Please note that if approved by the shareholders, the reorganization is scheduled to take place at the close of business on July 10, 2009.

Your Vote Matters!
You are being asked to approve these changes. No matter how large or small your fund holdings, your vote is extremely important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote one of three ways: via telephone by calling the phone number provided on your proxy card; via mail by returning the enclosed voting card; or via the Internet by visiting http://www.jhfunds.com/proxy and selecting the shareholder entryway.

I am confident that the proposed change will help us better serve you and all of Classic Value II’s shareholders. If you have questions, please call a John Hancock Funds Customer Service Representative at 1-800-225-5291 between 8:00 a.m. and 7:00 p.m. Eastern Time. I thank you for your time and your prompt vote on this matter.

Sincerely,

/s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

JOHN HANCOCK CLASSIC VALUE FUND II
(a series of John Hancock Capital Series, the “fund”)
601 Congress Street
Boston, Massachusetts 02210

Notice of Special Meeting of Shareholders
Scheduled for July 1, 2009

This is the formal agenda for the fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the fund:

A shareholder meeting of the fund will be held at 601 Congress Street, Boston, Massachusetts, on Wednesday, July 1, 2009, at 2:00 p.m. to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization between the fund and John Hancock Disciplined Value Fund (“Disciplined Value”). Under this agreement, the fund would transfer all of its assets to Disciplined Value in exchange for corresponding shares of Disciplined Value. These shares would be distributed, as described in the accompanying proxy statement, proportionately to you and the other shareholders of the fund. Disciplined Value would also assume the fund’s liabilities. Your fund’s Board of Trustees recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on April 17, 2009, are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on July 1, 2009.

The proxy statement and prospectus, as well as Disciplined Value prospectuses and the latest annual report for Disciplined Value’s predecessor fund are available at www.jhfunds.com.

By order of the Board of Trustees,

Thomas M. Kinzler
Secretary

Boston, Massachusetts
May 7, 2009

PROXY STATEMENT of
John Hancock Classic Value Fund II
(“Classic Value II,” the “Acquired Fund” or “your fund”),
a series of John Hancock Capital Series (“Capital Series”)

PROSPECTUS for
John Hancock Disciplined Value Fund
(“Disciplined Value” or the “Acquiring Fund”),
a series of John Hancock Funds III (“JHF III”)

The address of the Acquired Fund and the Acquiring Fund is 601 Congress Street, Boston, Massachusetts 02210.

* * * * * *

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization of their fund. Please read it carefully and retain it for future reference.

How the Reorganization Will Work

•	Your fund will transfer all of its assets to Disciplined Value. Disciplined Value will assume your fund’s liabilities.

•	Disciplined Value will issue Class A shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class A shares. These shares will be distributed to your fund’s Class A shareholders in proportion to their holdings on the reorganization date.

•	Disciplined Value will issue Class B shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class B shares. These shares will be distributed to your fund’s Class B shareholders in proportion to their holdings on the reorganization date.

•	Disciplined Value will issue Class C shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class C shares. These shares will be distributed to your fund’s Class C shareholders in proportion to their holdings on the reorganization date.

•	Disciplined Value will issue Class I shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class I shares. These shares will be distributed to your fund’s Class I shareholders in proportion to their holdings on the reorganization date.

•	Disciplined Value will issue Class R1 shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class R1 shares. These shares will be distributed to your fund’s Class R1 shareholders in proportion to their holdings on the reorganization date.

•	No sales charges will be imposed on shares of Disciplined Value received by shareholders of the Acquired Fund.

•	Your fund will be terminated and shareholders of your fund will become shareholders of Disciplined Value.

•	For federal income tax purposes, the reorganization is not intended to result in income, gain or loss being recognized by your fund, Disciplined Value, or the shareholders of your fund.

Rationale for the Reorganization
The reorganization is intended to consolidate the Acquired Fund with a similar fund advised by John Hancock Investment Management Services, LLC (“JHIMS”) and subadvised by Robeco Investment Management, Inc. (“Robeco”). Although your fund’s stated investment objective may differ from that of Disciplined Value, both funds seek long-term growth of capital.

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Disciplined Value has achieved a stronger performance record than your fund over a two-year period.1 The combined fund may be better positioned in the market to increase asset size and achieve economies of scale. Each fund incurs substantial operating costs for insurance, accounting, legal and custodial services. The combination of these funds resulting from the reorganization may enable you to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to a lower expense ratio in the long term than either fund would achieve separately.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

• The Disciplined Value Class A, Class B, and Class C prospectus dated October 10, 2008, as supplemented December 22, 2008 and December 23, 2008;
• The Disciplined Value Class I prospectus dated October 10, 2008, as supplemented December 22, 2008 and December 23, 2008; or
• The Disciplined Value Class R1 prospectus dated April 24, 2009
In the same envelope as this proxy statement and prospectus. These documents are incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

• The annual shareholder report of Robeco Boston Partners Large Cap Value Fund, the predecessor to the Acquiring Fund, dated August 31, 2008
• The statement of additional information (“SAI”) dated April 27, 2009, which relates to this proxy statement and prospectus and the reorganization, and contains additional information about the Acquired Fund and the Acquiring Fund
These documents and additional information about the Acquired Fund and the Acquiring Fund are on file with the SEC and are available at no charge by writing to us or by calling our toll-free telephone number: 1-800-225-5291. These documents are incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.
• The Disciplined Value Class A, Class B, Class C and Class I SAI dated October 10, 2008, as supplemented December 23, 2008
• The Disciplined Value Class R1 SAI dated April 24, 2009
• The Classic Value II prospectuses (all share classes) dated March 1, 2009
• The Classic Value II SAI (all share classes) dated March 1, 2009
• The Classic Value II annual shareholder report dated October 31, 2008

To ask questions about this proxy statement and prospectus, call our toll-free telephone number: 1-800-225-5291.

The date of this proxy statement and prospectus is April 27, 2009.

1  Representing the performance of Robeco Boston Partners Large Cap Value Fund, a series of The RBB Fund, Inc., which merged into Disciplined Value on December 19, 2008.

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INTRODUCTION
This proxy statement and prospectus is being used by the Board of Trustees of Capital Series (the “Capital Series Board”) to solicit proxies to be voted at a special meeting of the Classic Value II’s shareholders. This meeting will be held at 601 Congress Street, Boston, Massachusetts, on Wednesday, July 1, 2009, at 2:00 p.m. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Acquired Fund into Disciplined Value (the “Reorganization”). This proxy statement and prospectus is being mailed to your fund’s shareholders on or about May 7, 2009.

The proxy statement and prospectus includes information that is specific to the proposal, including summary comparisons. You should read the entire proxy statement carefully, including Exhibit A, as well as the enclosed prospectus of Disciplined Value, because they contain details that are not in the summary comparisons.

Who is Eligible to Vote?
Shareholders of record of the Acquired Fund on April 17, 2009 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL — REORGANIZATION OF CLASSIC VALUE II

Approval of Agreement and Plan of Reorganization Between
Classic Value II and Disciplined Value
Under this Agreement, Classic Value II would transfer all of its assets to Disciplined Value in exchange for corresponding shares of Disciplined Value. These shares would be distributed proportionately to the shareholders of Classic Value II. Disciplined Value would also assume the liabilities of Classic Value II. The Capital Series Board unanimously recommends that shareholders vote FOR this proposal.

SUMMARY COMPARISONS OF ACQUIRED FUND TO ACQUIRING FUND

COMPARISON OF FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
	Acquired Fund Classic Value II	Acquiring Fund Disciplined Value
Business	The fund is a series of Capital Series, an open-end investment management company organized as a Massachusetts business trust.	The fund is a series of JHF III, an open-end investment management company organized as a Massachusetts business trust.

Net assets as of February 28, 2009	$26.8 million	$40.4 million

Investment adviser	John Hancock Advisers, LLC (“JHA”)	JHIMS

Subadviser	Pzena Investment Management, LLC (“Pzena”)	Robeco

COMPARISON OF FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
	Acquired Fund Classic Value II	Acquiring Fund Disciplined Value
Portfolio managers	Antonio DeSpirito III
• Managed the fund since inception
• Principal and portfolio manager, Pzena (since 1996)
• Began business career in 1993
John P. Goetz
• Managed the fund since inception
• Managing principal (since 1997) and co-chief investment officer (since 2005), Pzena
• Director of research, Pzena (1996-2005)
• Began business career in 1979
Richard S. Pzena
• Managed fund since inception
• Founder, managing principal, chief executive officer (since 1995) and co-chief investment officer (since 2005), Pzena
• Began business career in 1980	Mark E. Donovan
• Managed the fund since inception
• Co-CEO of Robeco and Chair of Robeco’s Equity Strategy Committee
• With Robeco since 1995
• Senior Portfolio Manager with Robeco since at least 2002
David J. Pyle
• Managed the fund since 2005
• Managing Director and Portfolio Manager with Robeco since 2000

Investment objective	The fund seeks long-term growth of capital.	The fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Principal investments	To pursue its goal, the fund normally invests at least 80% of its net assets in domestic equity securities. In managing the portfolio, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the Standard & Poor’s 500 Index.	The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by the subadviser as having value characteristics.

Investment strategies	In choosing domestic securities, the subadviser screens a dynamic universe of the 400 largest publicly traded U.S. companies. (As of December 31, 2008, this included companies with market values above approximately $4.5 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser’s estimate of long-term earnings power.	The subadviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. The subadviser selects securities for the fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.
The fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

COMPARISON OF FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
	Acquired Fund Classic Value II	Acquiring Fund Disciplined Value

Equity investments	Under normal market conditions, each fund is almost entirely invested in stocks.

Foreign investments	The fund may invest in securities of foreign issuers.	The fund may invest up to 20% of its total assets in non U.S. dollar-denominated securities.

Temporary defensive positions	In abnormal market conditions, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.	The fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic or political conditions. This may result in the fund’s not achieving its investment objective.

Active trading	Not applicable	The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase taxable distributions.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between Classic Value II and Disciplined Value. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of Disciplined Value is commensurate with the amount of risk involved in the authorized investments of your fund.

As the above table indicates, the investment objectives, policies and risks of the two funds are similar in many ways, although there are differences, as discussed below.

Investment objective.  While Classic Value II seeks long-term growth of capital, Disciplined Value seeks to provide long-term growth of capital primarily through investment in equity securities, with current income as a secondary objective. Although income is not a part of Classic Value II’s investment objective, management notes that each fund invests at least 80% of its assets in large capitalization companies, which tend to pay dividends on a regular basis. Accordingly, in practice, management does not believe that the difference in investment objectives is significant.

Principal investments.  Classic Value II invests in the 400 largest publicly traded U.S. companies (as of December 31, 2008, this included companies with market values above approximately $4.5 billion), while Disciplined Value invests in companies with market capitalization of $1 billion or greater. Despite these differences, management believes that each fund generally selects investments from a similar universe of equity investments.

IPOs.  Although Disciplined Value may invest in IPOs, Classic Value II does not. Consequently, Disciplined Value is subject to additional risk to the extent that it invests in IPOs, such as increased volatility and costs associated with increased portfolio turnover.

Investment strategies.  While Classic Value II’s subadviser uses a combination of fundamental research and a proprietary computer model to select investments, Disciplined Value’s subadviser selects securities for the fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria, and does not employ computer modeling as a principal investment technique.

Foreign investments.  While both funds invest in foreign securities, Classic Value II does not state any percentage limit, while Disciplined Value states that it will invest at most 20% of its total assets in non U.S. dollar-denominated securities. Because Classic Value II invests at least 80% of its net assets in domestic securities, management does not believe there to be a practical difference between the funds’ policies with respect to foreign investments.

Temporary defensive positions.  Classic Value II may invest in investment-grade short term securities for temporary defensive purposes, while Disciplined Value may invest only in cash equivalents for these purposes. Although Classic Value II’s policy would appear to give it greater latitude, in practice, management believes that the return on such short-term debt would not be significantly greater than available returns on cash equivalents. In addition, Disciplined Value’s policy could be characterized as a more conservative approach.

Active trading.  While Disciplined Value may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase taxable distributions, Classic Value II has no stated policy in this regard. Nevertheless, management believes that active trading is an important feature of Robeco’s overall management of Disciplined Value and has, at least in part, contributed to the Acquiring Fund’s investment performance record.

COMPARISON OF FUND CLASSES, EXPENSES AND DISTRIBUTION ARRANGEMENTS

COMPARISON OF FUNDS’ CLASSES OF SHARES

Class A sales charges and 12b-1 fees	Class A shares of each fund have the same characteristics and, with the exception of the distribution and service (12b-1) fees as discussed below, the same fee structures.
• Class A shares are offered with front-end sales charges ranging from 5% to 2% of the fund’s offering price, depending on the amount invested.

• Class A shares of each fund are subject to distribution and service (12b-1) fees equal to the annual rate of 0.25% of average daily net assets of Class A shares. After April 25, 2010, the Rule 12b-1 fee for Class A shares of Disciplined Value shares may increase to 0.30% with Board approval.

• There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (“CDSC”) ranging from 0.25% to 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.

• An investor can combine multiple purchases of Class A shares of John Hancock funds to take advantage of breakpoints in the sales charge schedule.
• Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the funds’ prospectuses.

Class B sales charges and 12b-1 fees	Class B shares of each of the funds have the same characteristics and fee structures.
• Class B shares are offered without a front-end sales charge, but are subject to a CDSC if sold within six years after purchase. The CDSC ranges from 1.00% to 5.00% of the original purchase cost or the current market value, whichever is less, of the Class B shares being sold, and depends on how long the shares are held. No CDSC is imposed on shares held for more than six years.
• Class B shares are subject to distribution and service (12b-1) fees equal to the annual rate of 1.00% of the average daily net assets of Class B shares.
• Class B shares’ CDSCs may be waived in certain cases, including those listed in the funds’ prospectuses.
• Class B shares automatically convert to Class A shares after eight years.

Class C sales charges and 12b-1 fees	Class C shares of each fund have the same characteristics and fee structures.
• Class C shares are offered without a front-end sales charge, but are subject to a CDSC of 1.00% of the original purchase cost or the current market value, whichever is less, of the Class C shares sold within one year of purchase.
• Class C shares are subject to distribution and service fees (12b-1) equal to the annual rate of 1.00% of the average daily net assets of Class C shares.
• Class C shares’ CDSCs may be waived in certain cases, including those listed in the funds’ prospectuses.
• No automatic conversion to Class A shares, so distribution and service fees expenses continue at the Class C level throughout the life of the investment.

Class I sales charges and 12b-1 fees	Class I shares of the funds have the same characteristics and fee structures.
• Class I shares are offered without any front-end or CDSCs to certain types of investors if they also meet the minimum initial investment requirement for purchase of Class I shares.
• Class I shares are not charged a distribution and service fee (12b-1).

Class R1 sales charges and 12b-1 fees
Class R1 shares of the funds have the same characteristics and fee structures.
• Class R1 shares are subject to distribution and service fees (12b-1) equal to the annual rate of 0.50% of the average daily net assets of Class R1 shares.
• Class R1 shares are subject to a service plan fee of up to 0.25% of the average daily net assets of Class R1 shares.

• Class R1 shares are offered without any front-end or CDSCs to certain types of investors if they also meet the minimum initial investment requirement for purchase of Class R1 shares.

COMPARISON OF BUYING, SELLING AND EXCHANGING SHARES (BOTH FUNDS HAVE THE SAME POLICY)
Buying shares	Investors may buy shares at their public offering price through a financial representative or the funds’ transfer agent, John Hancock Signature Services, Inc. (“Signature Services”).

Minimum initial investment
Class A, Class B and Class C Shares: $1,000 for non-retirement accounts, $500 for retirement accounts and $250 per account opened for group investments. Investments also may be made on a Monthly Automatic Accumulation Plan, which requires $25 to open an account followed by a monthly minimum of $25 thereafter.

Class I Shares: $250,000. The minimum initial investment requirement may be waived, in a fund’s sole discretion for certain investors.

Class RI Shares: There is no minimum initial investment for Class R1 shares.

Exchanging shares
Class A, Class B and Class C Shares: Shareholders may exchange their shares of one John Hancock fund for shares of the same class of any other John Hancock fund, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class I Shares: Shareholders may exchange Class I shares for Class I shares of other John Hancock funds that are available through their plan, or Money Market Fund Class A shares without paying any additional sales charges. The registration for both accounts involved must be identical.

Class R1 Shares. Shareholders may exchange Class R1 shares for Class R1 shares of other John Hancock funds that are available through their plan, or Money Market Fund Class A shares without paying any additional sales charges. The registration for both accounts involved must be identical.

Selling shares	Shareholders may sell their shares by submitting a proper written or telephone request to Signature Services.

Net asset value	All purchases, exchanges and sales are made at a price based on the next net asset value (“NAV”) per share of the class of the fund to be calculated after Signature Services receives your request in good order. Each fund’s NAV is determined at the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time.

COMPARISON OF EXPENSES
The hypothetical pro forma net annual operating expenses of Disciplined Value after the Reorganization for Classes A, B, C, I, and R1 are expected to be less than your fund’s current annual operating expenses, both before and after expense waivers and reimbursements (except that Class B and C shares of Disciplined Value have higher annual operating expenses before waivers and reimbursements). JHA has contractually agreed to limit your fund’s net operating expenses; without these contractual expense limitations, your fund’s annual operating expenses would be higher. At current asset levels, Disciplined Value is charged a management fee of 0.75%, which is less than the 0.80% that your fund is currently charged.

JHIMS has agreed contractually to reimburse, or to make a payment to a specific class of shares of Disciplined Value in an amount equal to the amount by which the expenses attributable to such class of shares (excluding taxes, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the fund’s business, and fees under any agreement or plans of the fund dealing with services for shareholders and others with beneficial interests in shares of the fund) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 1.00% for Class A, 2.05% for Class B, 2.05% for Class C, and 0.75% for Class I, which will continue in effect until January 1, 2010; and 1.50% for Class R1, which will continue in effect until July 31, 2010.

The Funds’ Expenses
Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less.

The following expense tables briefly describe the fees and the expenses that shareholders of the Acquired Fund and Disciplined Value may pay if they buy and hold shares of each respective fund and are based on expenses paid by the Acquired Fund for the 12-month period ended August 31, 2008, and estimated expenses of the Acquiring Fund for the 12-month period ended August 31, 2008. The tables also show the hypothetical pro forma expenses of Disciplined Value assuming the Reorganization with the Acquired Fund had occurred on September 1, 2007. Disciplined Value’s expenses after the Reorganization may be greater or less than those shown.

The following tables illustrate the anticipated change in operating expenses expected as a result the reorganization into the Acquiring Fund of Classic Value II.

					Disciplined Value
					(Pro Forma)
					(Assuming
	Classic		Disciplined		Reorganization
	Value II		Value		with Classic Value II)
	Class A		Class A		Class A

Shareholder transaction expenses(1)
Maximum front-end sales charge (load) on purchases as a % of purchase price	5.00%		5.00%		5.00%
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	(2)	None	(2)	None	(2)
Annual Operating Expenses
Management fee	0.80%		0.75%		0.75%
Distribution and service (12b-1) fees	0.25%		0.25%		0.25%
Other expenses	0.50%		0.31%		0.31%
Total fund operating expenses	1.55%		1.31%		1.31%
Contractual expense reimbursement	−0.22%	(3)	−0.31%	(4)	−0.31%	(4)
Net annual operating expenses	1.33%		1.00%		1.00%

(1)	A $4.00 fee will be charged for wire redemptions.

(2)	A CDSC ranging from 1.00% to 0.25% applies with respect to certain purchases of Class A shares of $1 million or more upon which a commission or finder’s fee was paid and that are sold within 1 year after purchase.

(3)	For all share classes, JHA has contractually agreed to reimburse Classic Value II for certain fund expenses (excluding transfer agent fees, 12b-1 fees, brokerage commissions, interest, and other extraordinary expenses not incurred in the ordinary course of the fund’s business) that exceed 0.89% of the fund’s average net assets until April 30, 2009. Also, the transfer agent has contractually agreed to limit transfer agent fees for Class A shares to 0.18% until April 30, 2009.

(4)	JHIMS has contractually agreed to waive advisory fees or reimburse fund expenses for Class A shares of Disciplined Value to the extent that expenses attributable to those shares exceed 1.00% of the average annual net assets attributable to the class. This agreement remains in effect until January 1, 2010.

					Disciplined Value
					(Pro Forma)
					(Assuming
	Classic		Disciplined		Reorganization
	Value II		Value		with Classic Value II)
	Class B		Class B		Class B

Shareholder transaction expenses(1)
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	5.00%		5.00%		5.00%
Annual Operating Expenses
Management fee	0.80%		0.75%		0.75%
Distribution and service (12b-1) fees	1.00%		1.00%		1.00%
Other expenses	0.50%		0.60%		0.60%
Total fund operating expenses	2.30%		2.35%		2.35%
Contractual expense reimbursement	−0.22	%(2)	−0.30	%(3)	−0.30	%(3)
Net annual operating expenses	2.08%		2.05%		2.05%

(1)	A $4.00 fee will be charged for wire redemptions.

(2)	For all share classes, JHA has contractually agreed to reimburse Classic Value II for certain fund expenses (excluding transfer agent fees, 12b-1 fees, brokerage commissions, interest, and other extraordinary expenses not incurred in the ordinary course of the fund’s business) that exceed 0.89% of the fund’s average net assets until April 30, 2009. Also, the transfer agent has contractually agreed to limit transfer agent fees for Class B shares to 0.18% until April 30, 2009.

(3)	JHIMS has contractually agreed to waive advisory fees or reimburse fund expenses for Class B shares of Disciplined Value to the extent that expenses attributable to those shares exceed 2.05% of the average annual net assets attributable to the class. This agreement remains in effect until January 1, 2010.

					Disciplined Value
					(Pro Forma)
					(Assuming
	Classic		Disciplined		Reorganization
	Value II		Value		with Classic Value II)
	Class C		Class C		Class C

Shareholder transaction expenses(1)
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00%		1.00%		1.00%
Annual Operating Expenses
Management fee	0.80%		0.75%		0.75%
Distribution and service (12b-1) fees	1.00%		1.00%		1.00%
Other expenses	0.50%		0.60%		0.60%
Total fund operating expenses	2.30%		2.35%		2.35%
Contractual expense reimbursement	−0.22	%(2)	−0.30	%(3)	−0.30	%(3)
Net annual operating expenses	2.08%		2.05%		2.05%

(1)	A $4.00 fee will be charged for wire redemptions.

(2)	For all share classes, JHA has contractually agreed to reimburse Classic Value II for certain fund expenses (excluding transfer agent fees, 12b-1 fees, brokerage commissions, interest, and other extraordinary expenses not incurred in the ordinary course of the fund’s business) that exceed 0.89% of the fund’s average net assets until April 30, 2009. Also, the transfer agent has contractually agreed to limit transfer agent fees for Class C shares to 0.18% until April 30, 2009.

(3)	JHIMS has contractually agreed to waive advisory fees or reimburse fund expenses for Class C shares of Disciplined Value to the extent that expenses attributable to those shares exceed 2.05% of the average annual net assets attributable to the class. This agreement remains in effect until January 1, 2010.

					Disciplined Value
					(Pro Forma)
					(Assuming
	Classic		Disciplined		Reorganization
	Value II		Value		with Classic Value II)
	Class I		Class I		Class I

Annual Operating Expenses
Management fee	0.80%		0.75%		0.75%
Other expenses	0.32%		0.17%		0.17%
Total fund operating expenses	1.12%		0.92%		0.92%
Contractual expense reimbursement	–0.17	%(1)	–0.17	%(2)	–0.17	%(2)
Net annual operating expenses	0.95%		0.75%		0.75%

(1)	For all share classes, JHA has contractually agreed to reimburse Classic Value II for certain fund expenses (excluding transfer agent fees, 12b-1 fees, brokerage commissions, interest, and other extraordinary expenses not incurred in the ordinary course of the fund’s business) that exceed 0.89% of the fund’s average net assets until April 30, 2009.

(2)	JHIMS has contractually agreed to waive advisory fees or reimburse fund expenses for Class I shares of Disciplined Value to the extent that expenses attributable to those shares exceed 0.75% of the average annual net assets attributable to the class. This agreement remains in effect until January 1, 2010.

					Disciplined Value
					(Pro Forma)
					(Assuming
	Classic		Disciplined		Reorganization
	Value II		Value		with Classic Value II)
	Class R1		Class R1		Class R1

Annual Operating Expenses
Management fee	0.80%		0.75%		0.75%
Distribution and service (12b-1) fees	0.50%		0.50%		0.50%
Service plan fee	0.25%		0.25%		0.25%
Other expenses	0.42%		0.17%		0.17%
Total fund operating expenses	1.97%		1.67%		1.67%
Contractual expense reimbursement	−0.17	%(1)	−0.17	%(2)	−0.17	%(2)
Net annual operating expenses	1.80%		1.50%		1.50%

(1)	For all share classes, JHA has contractually agreed to reimburse Classic Value II for certain fund expenses (excluding transfer agent fees, 12b-1 fees, brokerage commissions, interest, and other extraordinary expenses not incurred in the ordinary course of the fund’s business) that exceed 0.89% of the fund’s average net assets until April 30, 2009.

(2)	JHIMS has contractually agreed to waive advisory fees or reimburse fund expenses for Class R1 shares of Disciplined Value to the extent that expenses attributable to those shares exceed 1.50% of the average annual net assets attributable to the class. This agreement remains in effect until July 31, 2010.

Examples
The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your fund and Disciplined Value, based on fees and expenses incurred during the 12-month period ended August 31, 2008. Year 1 expenses only are calculated based upon net annual operating expenses after the expense reimbursement. Each example assumes that you reinvested all distributions and that the average annual return was 5%. Pro forma expenses are included assuming the Reorganization of your fund with Disciplined Value. The examples are for comparison purposes only and are not a representation of your fund’s or Disciplined Value’s actual expenses or returns, either past or future.

					Disciplined Value
					(Pro Forma)
					(Assuming
	Classic		Disciplined		Reorganization
	Value II		Value		Classic Value II)

Class A
Year 1	$629		$597		$597
Year 3	$945		$865		$865
Year 5	$1,283		$1,154		$1,154
Year 10	$2,235		$1,974		$1,974
Class B — assuming redemption at end of period
Year 1	$711		$708		$708
Year 3	$997		$1,005		$1,005
Year 5	$1,410		$1,428		$1,428
Year 10	$2,431	(1)	$2,403	(1)	$2,403	(1)
Class B — assuming no redemption
Year 1	$211		$208		$208
Year 3	$697		$705		$705
Year 5	$1,210		$1,228		$1,228
Year 10	$2,431	(1)	$2,403	(1)	$2,403	(1)
Class C — assuming redemption at end of period
Year 1	$311		$308		$308
Year 3	$697		$705		$705
Year 5	$1,210		$1,228		$1,228
Year 10	$2,619		$2,663		$2,663
Class C — assuming no redemption
Year 1	$211		$208		$208
Year 3	$697		$705		$705
Year 5	$1,210		$1,228		$1,228
Year 10	$2,619		$2.663		$2,663
Class I
Year 1	$97		$77		$77
Year 3	$339		$276		$276
Year 5	$600		$493		$493
Year 10	$1,348		$1,116		$1,116
Class R1
Year 1	$183		$153		$153
Year 3	$602		$510		$510
Year 5	$1,047		$891		$891
Year 10	$2,282		$1,962		$1,962

(1)	Reflects conversion of Class B Shares to Class A Shares after 8 years.

COMPARISON OF ADVISORY ARRANGEMENTS
Your fund’s and Disciplined Value’s advisory agreements are substantially similar. However, the management fees and subadvisory fees differ, as set forth below. As noted in the table under “Management Arrangements,” JHA serves as the investment adviser for the Acquired Fund and JHIMS serves as the investment adviser for Disciplined Value.

Management Arrangements
Each fund pays monthly management fees to JHA or JHIMS, as the case may be, equal to the following annual percentage of its average daily net assets:

Annual Advisory Fee Rates

Classic Value II (JHA)	Disciplined Value (JHIMS)
0.80% — first $2.5 billion;	0.75% — first $500 million;

0.78% — next $2.5 billion; and	0.725% — next $500 million;

0.76% — excess over $5 billion.	0.70% — next $500 million; and

0.675% — excess over $1.5 billion.

Subadvisory Arrangements
JHA or JHIMS, as relevant, pays subadvisory fees to each fund’s subadviser equal to the following annual percentages of the average daily net assets of the relevant fund, as shown in the following table:

Annual Subadvisory Fee Rates

Classic Value II (JHA to Pzena)	Disciplined Value* (JHIMS to Robeco)
0.31% of the first $5 billion of the average daily net asset value of the fund; and	0.30% of the first $500 million of any Robeco-managed assets;
0.275% of the next $500 million;
0.25% of the next $500 million; and

0.30% of the average daily net asset value of the fund in excess of $5 billion.	0.225% for over $1.5 billion.

*	“Robeco-managed assets” refers to the assets of the Acquiring Fund and those of other investment companies managed by JHIMS (or an affiliate) and subadvised by Robeco.

COMPARISON OF DISTRIBUTION PLANS
Each fund’s Board of Trustees and shareholders have approved Distribution Plans and adopted the Plans in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Distribution Plans for Classic Value II, the Rule 12b-1 fee is paid as a reimbursement for or in anticipation of expenses incurred for distribution related activities. Under the Distribution Plans for Disciplined Value, the Rule 12b-1 fee is paid to John Hancock Funds, LLC, both funds’ distributor (the “Distributor”), which may used to make payments related to distribution or servicing of the funds’ shares. Rule 12b-1 fees are paid out of a class’ assets on an ongoing basis. Over time, these fees will increase the cost of investments and may cost more than other types of sales charges. The following table shows the various Rule 12b-1 fees applicable to the funds’ shares.

Rule 12b-1 Fee Rates
	Classic Value II	Disciplined Value

Class A	0.25%	0.25%*
Class B	1.00%	1.00%
Class C	1.00%	1.00%
Class R1	0.50%	0.50%

*	The Distribution Plan for Class A shares of Disciplined Value provides that the fund may pay a fee to JHIMS, as distribution coordinator, at an annual rate of up to 0.30% of the average daily net assets of the fund; however, the Board of Trustees of JHF III has agreed to limit the Rule 12b-1 fees for Class A shares of the Acquiring Fund to 0.25% until at least April 25, 2010. The JHF III Board will annually review the 0.25% fee and, following April 25, 2010, the fee may be increased to 0.30% with Board approval.

While your fund’s Distribution Plans provide for reimbursement of certain distribution and shareholder service expenses of your fund, the Acquiring Fund’s Distribution Plans provide for direct payment of distribution and shareholder service fees to the Distributor. Since the Acquiring Fund’s Distribution Plans are not “reimbursement” type plans, any unreimbursed distribution and shareholder service expenses incurred under your fund’s Distribution Plans will not be reimbursable under the Acquiring Fund’s Distribution Plans. Under a “compensation” Rule 12b-1 plan (in contrast to a reimbursement plan), the Distributor receives a fixed amount that may exceed the Distributor’s costs in providing services and could result in a profit to the Distributor.

The Capital Series Board has proposed that your fund’s shareholders approve changing the form of your fund’s Distribution Plans from reimbursement plans to compensation plans. This proposal was included in a proxy solicitation sent to your fund’s shareholders to be voted on at a special shareholder meeting scheduled for April 16, 2009. As of the time this proxy statement/prospectus was printed, it was not certain whether this proposal would be approved by your fund’s shareholders. If shareholders will have approved this proposal by the Closing Date, there would be no structural difference between the two funds’ Distribution Plans.

COMPARISON OF INVESTMENT RISKS
The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares and shows the similarities of the principal risks affecting each fund, listed in alphabetical order.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between your fund and Disciplined Value. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of Disciplined Value is commensurate with the amount of risk involved in the authorized investments of your fund.

Active Management Risk	The fund team’s investment strategy may fail to produce the intended result.

Equity Securities Risk	Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. The value of a company’s equity securities is subject to changes in the company’s financial condition and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.
Because Disciplined Value may invest in IPOs, the fund is subject to the risk that IPO shares may have a magnified impact on fund performance and are frequently volatile in price. IPOs can be held for a short period of time, causing an increase in portfolio turnover.

Foreign Securities Risk	As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

High Portfolio Turnover Risk	Because Disciplined Value can actively trade securities, this can increase transaction costs (thus lowering performance) and taxable distributions.

Liquidity Risk	Exposure exists when trading volume, lack of a market maker, or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and Smaller Company Risk	The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks.

COMPARISON OF FUND PERFORMANCE
Past performance records of Classic Value II and Disciplined Value through December 31, 2008, including: (1) calendar year total returns (without sales charges); and (2) average annual total returns (including imposition of sales charges) are set forth under “Fund Past Performance” beginning on page 13 of this proxy statement and prospectus.

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization
You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A, with respect to your fund. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

•	The Reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on July 10, 2009, but may occur on any later date on or before July 10, 2010. The Acquired Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume substantially all of the Acquired Fund’s liabilities. This will result in the addition of the Acquired Fund’s assets to the Acquiring Fund’s portfolio. The NAV of both funds will be computed as of 4:00 p.m., Eastern Time, on the closing date of the Reorganization (the “Closing Date”).

•	The Disciplined Value, the Acquiring Fund, will issue Class A shares to Classic Value II, the Acquired Fund, in an amount equal to the net assets attributable to the Acquired Fund’s Class A shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class A shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class A shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund.

•	The Acquiring Fund will issue Class B shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class B shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class B shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class B shareholders of the Acquired Fund will become Class B shareholders of the Acquiring Fund.

•	The Acquiring Fund will issue Class C shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class C shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class C shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class C shareholders of the Acquired Fund will become Class C shareholders of the Acquiring Fund.

•	The Acquiring Fund will issue Class I shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class I shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class I shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class I shareholders of the Acquired Fund will become Class I shareholders of the Acquiring Fund.

•	The Acquiring Fund will issue Class R1 shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class R1 shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class R1 shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class R1 shareholders of the Acquired Fund will become Class R1 shareholders of the Acquiring Fund.

•	After the shares are issued, the existence of the Acquired Fund will be terminated.

Reasons for the Proposed Reorganization
This proxy statement and prospectus is being used by the Capital Series Board.

The Capital Series Board believes that the proposed Reorganization will be advantageous to the shareholders of the fund for several reasons. The Capital Series Board (with the advice and assistance of independent counsel) considered the following matters, among others and in no order of priority, in approving the proposal.

First, at current asset levels, the advisory fee of the Acquiring Fund is lower than that of Classic Value II, and the overall operating expense ratio of each class of the Acquiring Fund involved in the Reorganization, before and after expense waivers and reimbursements (except for Class B and C shares), is lower than the expense ratio of the corresponding class of the Acquired Fund. In addition, the combined fund may realize a lower management fee as assets grow and reach Disciplined Value’s additional management fee breakpoints, as described above.

The combined fund is expected to have net operating expenses lower than those of Classic Value II prior to the Reorganization based on Disciplined Value’s contractual expense limitation/waiver arrangement. As shown above, currently, the total expenses before waivers and reimbursements for A, I and R1 share classes of Disciplined Value are lower than or equal to the total expenses of the corresponding shares of Classic Value II. In addition, the combined fund may realize lower total expenses as assets grow and potentially achieve further expense efficiencies.

Second, the combined fund offers economies of scale that may lead to lower per-share fund expenses in the future. Each fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative and there may be an opportunity to reduce Disciplined Value’s expense ratio over time because of economies of scale if the funds are combined. The greater asset size of the combined fund may allow it, relative to your fund, to: (i) obtain better net prices on securities trades; and (ii) reduce per-share expenses by spreading fixed costs over a larger asset base.

Third, the Capital Series Board reviewed the historical performance of the Acquired Fund relative to Disciplined Value’s performance and relative to the relevant benchmarks. Disciplined Value has had stronger performance than your fund over the two calendar years ended December 31, 2008, although it is understood that no assurances may be given that the combined fund will achieve any particular level of performance after the Reorganization. Because the combined fund will most closely resemble Disciplined Value, Disciplined Value will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of Disciplined Value at the closing of the Reorganization.

As of December 31, 2008, Disciplined Value was ranked in the 19th, 18th, 8th and 12th percentile for the 1-, 3-, 5- and 10-year periods, respectively, in the large value category by Morningstar, while Classic Value II was ranked in the 96th percentile for the 1-year period. In addition, Disciplined Value is ranked 4 Stars by Morningstar, while Classic Value II is not currently ranked. Management feels that Disciplined Value is better positioned to grow assets and provide shareholders with the greatest potential to achieve greater economies of scale. While past performance cannot predict future results, management believes that the Acquiring Fund is well-positioned to continue to generate strong returns.

Fourth, based on Disciplined Value’s stronger performance record, management believes that Disciplined Value has greater growth potential than Classic Value II. Management believes that it is unlikely that Classic Value II’s performance record will improve in a reasonable amount of time, noting that there has been a dramatic decrease in sales flow into Classic Value II from 2007 to 2008, with Classic Value II in net redemption for 2008.

Management believes that the Reorganization would permit your fund’s shareholders to pursue a similar investment objective in a larger fund utilizing substantially similar investment policies. Each fund focuses on providing long-term growth of capital. Current income is a secondary objective of Disciplined Value.

Fifth, the combined fund offers multiple additional classes that will offer greater distribution capabilities than Classic Value II would have as a stand-alone portfolio. The added distribution channels will offer the combined fund the potential to grow its asset base further, which may lead to additional fund expense efficiencies.

Sixth, shareholders of the Acquired Fund will gain access to Disciplined Value’s investment process and the value investing expertise of Robeco.

Seventh, shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Reorganization; JHIMS has access to the same resources, management and personnel as JHA; and JHIMS will provide similar supervisory services to the combined fund.

Eighth, the costs of the Reorganization, other than any costs associated with repositioning the Acquired Fund’s portfolio, will be borne by JHA and/or its affiliates, and not by either fund.

FUND PAST PERFORMANCE
Set forth below is past performance information for Classic Value II and Disciplined Value, which may help provide an indication of each fund’s investment risk.

The bar chart under “Calendar Year Total Returns” shows how each fund’s Class A total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table under “Average Annual Total Returns” shows average annual total return for each fund over time, for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Class A performance is shown both before and after taxes. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Classic Value II

Calendar Year Total Returns — Class A Shares (without sales charge)

The year-to-date return of Class A shares of Classic Value II as of March 31, 2009 was −13.65%.

Quarterly Returns
During the period shown in the above bar chart, Classic Value II’s highest quarterly return was 6.52% for the second quarter of 2007, and the lowest quarterly return was −25.88% for the fourth quarter of 2008.

Average Annual Total Returns for Periods Ended December 31, 2008 (including sales charge)

Classic Value II	1-Year	Life of Fund(1)

Class A before tax	–50.42%	–25.11%
Class A after tax on distributions(2)	–50.89%	–25.48%
Class A after tax on distributions, with sale(2)	–32.79%	–20.67%
Class B before tax	–50.70%	–24.99%
Class C before tax	–48.71%	–24.09%
Class I before tax	–47.57%	–23.23%
Class R1 before tax	–48.09%	–23.42%
Russell 1000 Value Index(3)	–36.85%	–12.36%

(1)	Began on July 7, 2006.

(2)	After-tax returns are shown for Class A shares only and would be different for the other classes. After-tax returns calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	Russell 1000 Value Index, an unmanaged index of stocks in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with low price-to-book ratios.

Disciplined Value

Calendar Year Total Returns — Class A Shares (without sales charge)

The year-to-date return of Class A shares of Disciplined Value as of March 31, 2009 was –12.16%.

Quarterly Returns
During the period shown in the above bar chart, Disciplined Value’s highest quarterly return was 14.86% for the second quarter of 2003, and the lowest quarterly return was −20.61% for the fourth quarter of 2008.

Average Annual Total Returns for Periods Ended December 31, 2008 (including sales charge)

Disciplined Value(1)	1-Year	5-Years	10-Years

Class A before tax	–36.80%	–0.13%	2.36%
Class A after tax on distributions(2)	–37.13%	–1.55%	0.79%
Class A after tax on distributions, with sale(2)	–23.93%	–0.23%	1.46%
Class B before tax	–37.37%	–0.45%	1.82%
Class C before tax	–34.81%	–0.16%	1.82%
Class I before tax	–33.18%	1.30%	3.29%
Class R1 before tax	–33.70%	0.53%	2.52%
Standard & Poor’s 500 Index(3)	–37.00%	–2.19%	–1.38%
Russell 1000 Value Index(3)	–36.85%	–0.79%	1.36%

(1)	On December 19, 2008, through a reorganization, the Acquiring Fund acquired all of the assets of the Robeco Boston Partners Large Cap Value Fund (the predecessor fund). The predecessor fund’s Investor and Institutional share classes returns have been recalculated to reflect the gross fees and expenses of Class A and Class I shares, respectively. Class B and C shares were first offered on December 22, 2008, the returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class B and C shares. Class R1 shares are expected to be offered after the close of reorganization, the returns are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1 shares.

(2)	After-tax returns calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	Each a broad-based, unmanaged total return performance benchmark of domestically traded common stocks.

FURTHER INFORMATION ON THE REORGANIZATION

Tax Status of the Reorganization
The Reorganization is not intended to result in income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund, or the shareholders of the Acquired Fund. In addition, the Reorganization will not take place unless the fund receives a satisfactory opinion from K&L Gates LLP substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, with respect to the Reorganization, for federal income tax purposes:

•	No gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund as described above; or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders;

•	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund’s liabilities by the Acquiring Fund;

•	The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Acquired Fund immediately before the transfer;

•	The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

•	You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

•	The aggregate tax basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the aggregate tax basis of your shares of the Acquired Fund surrendered in exchange; and

•	The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions, as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carry-forwards), if any, through the closing of the Reorganization. Such distributions will be taxable to shareholders.

The Acquired Fund expects to sell a significant portion of its assets prior to the closing of the Reorganization, which could result in taxable gains to the Fund’s shareholders, as well as increased transaction costs.

As of October 31, 2008, Classic Value II had an unused capital loss carryforward of approximately $18.8 million. Capital loss carryforwards are considered valuable tax attributes because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders. The proposed Reorganization will affect the use of these tax attributes in two respects. The first concerns the “sharing” of these tax attributes with the shareholders of the Acquiring Fund. If there were no Reorganization, these tax attributes would inure solely to the benefit of the shareholders of Classic Value II. If the Reorganization occurs, these tax attributes carry over (subject to the limitations described below) to the Acquiring Fund. That means that any resulting tax benefits inure to all shareholders of the post-Reorganization Disciplined Value (i.e., both pre-Reorganization shareholders of the Acquired Fund and pre-Reorganization shareholders of the Acquiring Fund).

The second manner in which the Reorganization will affect the use of the capital loss carryforward and built-in losses concerns certain limitations imposed under the Code with respect to the use of these losses. Generally, when ownership of a “loss corporation” such as the Acquired Fund changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate as of March 31, 2009 was 5.49%) multiplied by the value of the “loss corporation’s” equity. Furthermore, capital losses may generally be carried forward for only eight years in the case of regulated investment companies. These limitations would result in forfeiture in the ability to use approximately $18.7 million of Classic Value II’s capital loss carryforward. However, there is no assurance that such losses would be used even in the absence of the Reorganization.

The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies or persons who hold their shares as part of a straddle or conversion transaction.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization
Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus is qualified in its entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety that is proposed for the Reorganization.

Conditions to Closing the Reorganization.  The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of Acquired Fund’s declaration of trust and by-laws. The Acquired Fund’s obligations are also subject to the receipt of a favorable opinion of K&L Gates as to the federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(e) and (f) and 9(e) and (f)).

Termination of Agreement.  The Board of Trustees of the Acquired Fund (the Capital Series Board) or of the Acquiring Fund (the JHF III Board of Trustees) may terminate the Agreement as to its respective fund (even if the shareholders of the Acquired Fund have already approved it) at any time before the Closing Date, if that Board of Trustees believes that proceeding with the Reorganization for its fund would no longer be advisable.

Expenses of the Reorganization.  JHA will pay the costs incurred in connection with the Reorganization, other than any costs associated with repositioning the Acquired Fund’s portfolio, whether or not the Reorganization occurs.

CAPITALIZATION
With respect to the proposal, the following table sets forth the capitalization of each fund as of February 28, 2009, and the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred on that date. It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the Closing Date. The table below should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

	Net Assets			Shares
Funds	(millions)	Share Class	NAV	Outstanding

Classic Value II	$26.8	Class A	$3.75	3,767,931
(Acquired Fund)		Class B	$3.75	585,828
		Class C	$3.75	1,840,890
		Class I	$3.74	923,119
		Class R1	$3.80	24,052

Disciplined Value	$40.4	Class A	$7.46	1,356,312
(Acquiring Fund)		Class B	$7.27	13,597
		Class C	$7.27	27,297
		Class I	$7.29	4,117,665
Decrease in outstanding shares relative to net asset value upon the Reorganization	$0	Class A	$7.46	(1,875,451)
		Class B	$7.27	(283,332)
		Class C	$7.27	(890,098)
		Class I	$7.29	(449,386)
		Class R1	$7.29	(11,504)
Disciplined Value (Acquiring Fund) (pro forma assuming Reorganization with Classic Value II)	$67.2	Class A	$7.46	3,248,792
		Class B	$7.27	316,093
		Class C	$7.27	978,089
		Class I	$7.29	4,591,398
		Class R1	$7.29	12,548

If the Reorganization had taken place on February 28, 2009: approximately 0.5022 Class A, 0.5163 Class B, 0.5164 Class C, 0.5131 Class I, and 0.5217 Class R1 shares of Disciplined Value would have been issued for each Class A, Class B, Class C, Class I, and Class R1 share, respectively, of Classic Value II.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ BUSINESSES
The following table shows where in each fund’s prospectus you can find additional information about the business of the fund.

Type of Information	Headings in Each Prospectus

Investment objective and policies	Fund summary — Goal and strategy, Main risks
Portfolio management	Who’s who — Subadviser
Expenses	Fund summary — Investor costs
Custodian	Who’s who — Custodian
Shares of beneficial interest	Your account — Choosing a share class
Purchase of shares	Your Account — Choosing a share class, How sales charges are calculated, Sales charge reductions and waivers, Opening an account, Buying shares, Transaction policies, Additional investor services
Redemption of sale of shares	Your Account — Selling shares, How sales charges are calculated, Transaction policies
Dividends, distributions and taxes	Dividends and account policies

BOARD EVALUATION AND RECOMMENDATION
For the reasons described above, the Capital Series Board, including the trustees of the trust who are not “interested persons” (as defined in the 1940 Act) of the Acquired Fund, JHA, or JHIMS (the “Independent Trustees”), approved the Reorganization. In particular, the Capital Series Board has determined that the proposed Reorganization is in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s shareholders would not be diluted as a result of the Reorganization. Similarly, the JHF III Board of Trustees, including the Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Disciplined Value and that the interests of Disciplined Value’s shareholders would not be diluted as a result of the Reorganization.

The trustees of your fund recommend that
shareholders of your fund vote FOR the proposal to
approve the Agreement and Plan of Reorganization.

CONFLICTS OF INTEREST
JHIMS and Robeco have entered into an overall business arrangement under which Robeco has agreed not to offer investment management services to certain competitors of JHIMS for the investment strategies it manages for JHIMS, subject to further conditions, for a period of up to five years. As a further part of this arrangement, JHIMS has agreed that under certain circumstances it (and not the Acquiring Fund or JHF III) will pay to Robeco a specified amount if the Robeco subadvisory agreement for Disciplined Value is terminated within a three-year period beginning December 19, 2008. Such amount may total up to $1.2 million. Neither JHF III nor either of the Acquiring Fund or the Acquired Fund is a party to any of these arrangements, and they are not binding upon the Funds or the Boards of either of them. However, these arrangements present certain conflicts of interest because JHIMS has a financial incentive to support the continuation of the Robeco subadvisory agreements for as long as these arrangements remain in effect. In approving the Reorganization and the Agreement, the Capital Series Board, including the Independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of JHIMS to Robeco.

VOTING RIGHTS AND REQUIRED VOTE
Each whole share of your fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Acquired Fund.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted towards a quorum.	Shares “present” at the meeting will be voted in person at the meeting. Shares “present” by proxy will be voted in accordance with instructions.

Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at the meeting.	Voted “for” a proposal.

Broker Non-Vote	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”

Abstain	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”

If the required approval of the Acquired Fund’s shareholders is not obtained with respect to the proposal, the Acquired Fund will continue to engage in business as a separate mutual fund and the Capital Series Board will consider what further action may be appropriate.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies
In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund’s investment adviser, JHA, and its transfer agent, Signature Services; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Acquired Fund at a cost of approximately $44,000. JHA will pay for the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.

Revoking Proxies
Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Acquired Fund’s transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000;

•	By returning a duly executed proxy with a later date before the time of the meeting; or

•	If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum
As of April 17, 2009 (the “record date”), the numbers of shares of beneficial interest of the Acquired Fund outstanding were as follows:

Shares Outstanding

Class A	3,435,074.991
Class B	549,866.909
Class C	1,488,733.878
Class I	849,984.064
Class R1	24,398.053

Total	6,348,057.895

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote, present in person or represented by proxy, will be considered a quorum for the transaction of business.

Other Business
The Capital Series Board knows of no business to be presented for consideration at the meeting other than the proposal identified in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments
If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the Reorganization against adjournment.

Telephone Voting
In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of JHA, Signature Services, or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

•	A shareholder will be called on a recorded line at the telephone number in a fund’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.

•	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

•	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

•	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

•	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting
You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

•	Read the proxy statement and have your proxy card(s) at hand.

•	Go to the Web site on the proxy card.

•	Enter the “control number” found on your proxy card.

•	Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

•	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

Shareholders’ Proposals
The fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of the fund must submit the proposal in writing, so that it is received by the fund at 601 Congress Street, Boston, Massachusetts 02210, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS
To the knowledge of each fund, as of April 17, 2009, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of each fund, respectively:

Classic Value II

Names and Addresses	Percentage	Class	Record or Beneficial

WILMINGTON TRUSTCO TTEE FBO CATHAY BANCORP INC 401K PSP PO BOX 8971 WILMINGTON DE 19899-8971	5.28%	A	Beneficial
CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.65%	A	Beneficial
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6.52%	B	Beneficial
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	16.46%	C	Beneficial
SACRAMENTO REGION COMMUNITY FOUNDATION RCA 740 UNIVERSITY AVE STE 110 SACRAMENTO CA 95825-6751	7.92%	I	Record

Names and Addresses	Percentage	Class	Record or Beneficial

NFS LLC FEBO LAMB-WESTON INC EXECUTIVE DE PO BOX 1900 PASCO WA 99302-1900	9.15%	I	Beneficial
NFS LLC FEBO FIRST AMERICAN TRUST FSB 5 FIRST AMERICAN WAY MSC 7 SANTA ANA CA 92707-5913	23.11%	I	Beneficial
SACRAMENTO REGION COMMUNITY FOUNDATION 740 UNIVERSITY AVE STE 110 SACRAMENTO CA 95825-6751	51.73%	I	Record
MG TRUST COMPANY CUST FBO DANA DENTAL ASSOCIATES 700 17TH ST STE 300 DENVER CO 80202-3531	20.37%	R1	Beneficial
MG TRUST COMPANY CUST FBO MANHATTAN BANCORP 401(K) 700 17TH ST STE 300 DENVER CO 80202-3531	29.19%	R1	Beneficial
NFS LLC FEBO NORTHERN TRUSTCO 5155 MUIR AVE SAN DIEGO CA 92107-2011	37.09%	R1	Beneficial

Disciplined Value

Names And Addresses	Percentage	Class	Record Or Beneficial

ICMA-RC SERVICES LLC 777 NORTH CAPITOL ST NE WASHINGTON DC 20002-4239	11.99%	A	Beneficial
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	41.96%	A	Beneficial
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5.56%	B	Beneficial
JOHN HANCOCK LIFE INSURANCE CO SCHNEIDER’S SCRAP METAL SIM IRA C RALPH SCHNEIDER 5892 N FINKS ROAD OSGOOD IN 47037-8688	7.01%	B	Record
JOHN HANCOCK LIFE INSURANCE CO ATTN: KELLY A CONWAY 601 CONGRESS ST FL 9 BOSTON MA 02210-2806	8.84%	B	Record (Contains Corporate/seed Monies)
RBC CAPITAL MARKETS CORP FBO ROBERT C OLSON INDIVIDUAL RETIREMENT ACCOUNT 6306 HUNTOVER LANE N BETHESDA MD 20852-3672	13.30%	B	Beneficial
JOHN HANCOCK LIFE INSURANCE CO CUSTODIAN FOR THE SEP IRA OF ACRYLIC FABRICATORS CORP FBO RAYMOND G SCHERBING 209 81ST AVE N BROOKLYN PARK MN 55444-2286	22.74%	B	Record
LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5.20%	C	Beneficial

Names And Addresses	Percentage	Class	Record Or Beneficial

JOHN HANCOCK LIFE INSURANCE CO CUSTODIAN FOR THE IRA OF WILLIAM P HEBRON 564 SARAH LN APT 303 ST LOUIS MO 63141-6992	16.68%	C	Record
NEW ENGLAND HISTORIC GENEALOGICAL SOCIETY MR. GEORGE BROWN CFO 101 NEWBURY ST BOSTON MA 02116-3007	5.97%	I	Record
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 820 SOUTHERN CALIFORNIA PIPE TRADES 501 SHATTO PLACE 5TH FLOOR LOS ANGELES CA 90020-1738	10.71%	I	Beneficial
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	54.41%	I	Beneficial
JOHN HANCOCK LIFE INSURANCE CO ATTN: KELLY A CONWAY 601 CONGRESS ST FL 9 BOSTON MA 02210-2806	100.00%	I2	Record (Contains Corporate/seed Monies)

As of April 17, 2009, the trustees and officers of each fund owned in the aggregate less than 1% of each class of the fund’s outstanding shares.

EXPERTS

The financial highlights and financial statements of: (i) Robeco Boston Partners Large Cap Value Fund, the predecessor to the Acquiring Fund, for the fiscal year ended August 31, 2008; and (ii) Classic Value II, for the fiscal year ended October 31, 2008, are incorporated by reference into this proxy statement and prospectus.

The financial statements for the most recent fiscal year and financial highlights for Robeco Boston Partners Large Cap Value Fund, the predecessor to the Acquiring Fund, have been independently audited by the independent registered public accounting firm, Ernst & Young LLP (“E&Y”), as stated in its report appearing in Robeco Boston Partners Large Cap Value Fund’s annual report to shareholders for the fiscal year ended August 31, 2008. The financial statements for most recent fiscal year and financial highlights for Classic Value II have been independently audited by PricewaterhouseCoopers LLP (“PwC”), as stated in its report incorporated by reference in the Acquired Fund’s SAI dated March 1, 2009.

These financial statements and financial highlights have been included in reliance on the reports of E&Y and PwC, given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed online or downloaded from the SEC’s Website at www.sec.gov.

EXHIBIT A — AGREEMENT AND PLAN OF REORGANIZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of     , 2009, by and between John Hancock Classic Value Fund II (the “Acquired Fund”), a series of John Hancock Capital Series (the “Acquired Fund Trust”), a Massachusetts business trust, and John Hancock Disciplined Value Fund (the “Acquiring Fund”), a series of John Hancock Funds III (the “Acquiring Fund Trust”), a Massachusetts business trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the Acquiring Fund (the “Merger Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a)	The Acquiring Fund is a series of shares of the Acquiring Fund Trust, a Massachusetts business trust duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquiring Fund Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund Trust. Each of the Acquiring Fund Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)	The Acquiring Fund Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Acquiring Fund Trust’s Amended and Restated Agreement and Declaration of Trust dated August 12, 2005, as may be amended (the “Acquiring Fund Trust Declaration”), and the 1940 Act.

(c)	The Acquiring Fund has elected to be, and has met the requirements of subchapter M of Code for treatment as, a “regulated investment company” (“RIC”) within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, or is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)	The Acquired Fund has been furnished with the annual report of Robeco Boston Partners Large Cap Value Fund, a series of The RBB Fund, Inc., the predecessor to the Acquiring Fund (the “Predecessor Fund”), for the fiscal year ended August 31, 2008, and the audited financial statements appearing therein, having been audited by Ernst & Young LLP, independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Predecessor Fund as of August 31, 2008, in conformity with U.S. generally accepted accounting principles applied on a consistent basis. On December 19, 2008, the Acquiring Fund acquired all of the Predecessor Fund’s assets and liabilities in a tax-free reorganization.

(e)	The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on the statement of assets and liabilities of the Predecessor Fund as of August 31, 2008, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f)	The Acquiring Fund Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees of the Acquiring Fund Trust (the “Acquiring Fund Trust Board of Trustees”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g)	Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened against the Acquiring Fund Trust or the Acquiring Fund which assert liability on the part of the Acquiring Fund Trust or the Acquiring Fund or which materially affect the financial condition of the Acquiring Fund Trust or the Acquiring Fund or the Acquiring Fund Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Acquiring Fund Trust nor the Acquiring Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h)	Neither the Acquiring Fund Trust nor the Acquiring Fund is obligated under any provision of the Acquiring Fund Trust Declaration or the Acquiring Fund Trust’s By-laws dated June 28, 2005, as may be amended (the “Acquiring Fund Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)	There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(j)	No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k)	The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Acquiring Fund Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

(i)	did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii)	does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the

Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(m)	All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. In regard to the statement that the outstanding shares will be nonassessable, it is noted that the Acquiring Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares, except that Class B shares of the Acquiring Fund are convertible into Class A shares of the Acquiring Fund in the manner and on the terms described in the N-14 Registration Statement.

(n)	The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A, Class B, Class C, Class I, and Class R1 shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that Acquiring Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of Acquiring Fund Trust.

(o)	At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p)	At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

(q)	The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND.

The Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a)	The Acquired Fund is a series of shares of the Acquired Fund Trust, a Massachusetts business trust duly organized and validly existing under, and in good standing in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquired Fund Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund Trust. Each of the Acquired Fund Trust and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)	The Acquired Fund Trust is a duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Acquired Fund Trust’s Amended and Restated Declaration of Trust dated March 8, 2005, as may be amended (the “Acquired Fund Trust Declaration”), and the 1940 Act.

(c)	The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as a RIC within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)	The Acquired Fund Trust, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees of the Acquired Fund Trust (the “Acquired Fund Trust Board of Trustees”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)	The Acquiring Fund has been furnished with the annual report of the Acquired Fund for the fiscal year ended October 31, 2008, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquired Fund as of October 31, 2008, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f)	The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of October 31, 2008, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(g)	Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, threatened against the Acquired Fund Trust or the Acquired Fund which assert liability on the part of the Acquired Fund Trust or the Acquired Fund or which materially affect the financial condition of the Acquired Fund Trust or the Acquired Fund or the Acquired Fund Trust’s or the Acquired Fund’s ability to consummate the Reorganization. Neither the Acquired Fund Trust nor the Acquired Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h)	There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(i)	Neither the Acquired Fund Trust nor the Acquired Fund is obligated under any provision of the Acquired Fund Trust Declaration or the Acquired Fund Trust’s Amended and Restated By-laws dated March 8, 2005, as may be amended (the “Acquired Fund Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)	The Acquired Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(k)	As used in this Agreement, the term “Acquired Fund Investments” shall mean: (i) the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(l)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m)	The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund,

(i)	did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii)	does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(n)	All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund (“Acquired Fund Shares”). In regard to the statement above that the Acquired Fund Shares will be nonassessable, it is noted that the Acquired Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares, except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund in the manner and on the terms described in the N-14 Registration Statement.

(o)	All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p)	The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q)	The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

3.	THE REORGANIZATION.

(a)	Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Merger Shares received by it to its shareholders in exchange for their Acquired Fund Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b)	If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(i)	nothing herein will require the Acquired Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Acquired Fund Trust Board of Trustees or the Acquired Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund, and

(ii)	nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund Trust Board of Trustees or the Acquiring Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c)	Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain realized to and including the Closing Date, if any.

(d)	The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e)	The Valuation Time shall be 4:00 p.m., Eastern Time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f)	Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.

(g)	The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and, where it is required to do so, will withdraw its authority to do business in any state.

(h)	The Acquiring Fund will file with the Secretary of the Commonwealth of Massachusetts any necessary amendment to the Acquiring Fund Trust Declaration and Acquiring Fund Trust By-laws to consummate the Reorganization.

4.	VALUATION.

(a)	On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal, in the case of Class A, Class B, Class C, Class I, and Class R1 shares of the Acquiring Fund, to the value of the assets of the Acquired Fund attributable to Class A, Class B, Class C, Class I, and Class R1 shares of the Acquired Fund, respectively, on such date less the value of the liabilities attributable to Class A, Class B, Class C, Class I, and Class R1 shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

(b)	The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c)	The net asset value of the Merger Shares shall be computed in the manner set forth in the then-current prospectus or statement of additional information of the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d)	No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e)	The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f)	The Acquiring Fund shall assume substantially all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising pursuant to this Agreement.

5.	PAYMENT OF EXPENSES.

(a)	Except as otherwise provided in this Section 5, John Hancock Advisers, LLC (“JHA”), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the Reorganization incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses (“Portfolio Expenses”) that it may incur in connection with the purchases or sale of portfolio securities; and provided, further, that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b)	In the event the Reorganization contemplated by this Agreement is not consummated, then JHA will bear all of the costs and expenses (including Portfolio Expenses) incurred in connection with such Reorganization.

(c)	Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(d)	Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

6.	COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a)	Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b)	The Acquired Fund Trust, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c)	In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Acquiring Fund Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d)	The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

(e)	The Acquired Fund Trust shall:

(i)	following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts, the Acquired Fund Trust Declaration and Acquired Fund Trust By-laws, the 1940 Act and any other applicable law;

(ii)	not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(iii)	on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(f)	Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(g)	Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Acquiring Fund Trust, the Acquiring Fund, the Acquired Fund Trust and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP, counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).

(h)	In connection with the covenant in subsection (g) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(i)	After the Closing Date, the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Acquired Fund to the extent such expenses have been accrued by such Acquired Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

(j)	Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Acquiring Fund Trust, an open-end management investment company registered under the 1940 Act.

7.	CLOSING DATE.

(a)	Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on [July 10, 2009], or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b)	To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c)	The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d)	As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.	CONDITIONS OF THE ACQUIRED FUND’S OBLIGATIONS.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a)	That the Acquiring Fund Trust Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquiring Fund Trust Board of Trustees, and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolution approving this Agreement adopted by the Acquiring Fund Trust Board of Trustees certified by its Secretary.

(b)	That the Acquired Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Acquiring Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation

Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)	That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)	That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)	That the Acquired Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that:

(i)	the Acquiring Fund is a separate series of the Acquiring Fund Trust, both the Acquiring Fund and the Acquiring Fund Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)	the Acquiring Fund is separate series of the Acquiring Fund Trust, an open-end, management investment company registered under the 1940 Act;

(iii)	this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund Trust Board of Trustees, and this Agreement has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(iv)	neither the execution or delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(v)	the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts’ law, be held personally liable for the obligations of the Acquiring Fund; and

(vi)	to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)	That the Acquired Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date, addressed to the Acquired Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)	That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

(h)	That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, be contemplated by the Commission.

9.	CONDITIONS OF THE ACQUIRING FUND’S OBLIGATIONS.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)	That the Acquired Fund Trust Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquired Fund Trust Board of Trustees of the Acquired Fund and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Acquired Fund Trust Declaration); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Trust Board of Trustees, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by its Secretary.

(b)	That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c)	That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d)	That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)	That the Acquiring Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i)	the Acquired Fund is a separate series of the Acquired Fund Trust, both the Acquired Fund and the Acquired Fund Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)	the Acquired Fund is a separate series of the Acquired Fund Trust, an open-end, management investment company registered under the 1940 Act;

(iii)	this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired Fund Trust Board of Trustees, and this Agreement has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(iv)	neither the execution or delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute, or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(v)	to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund Trust on behalf of the Acquired Fund of the Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)	That the Acquiring Fund shall have obtained an opinion from K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)	That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund, be contemplated by the Commission.

(h)	That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(i)	That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j)	That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized up to and including the Closing Date.

10.	TERMINATION, POSTPONEMENT AND WAIVERS.

(a)	Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(i)	by mutual consent of the Acquired Fund Trust Board of Trustees and the Acquiring Fund Trust Board of Trustees;

(ii)	by the Acquired Fund Trust Board of Trustees if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or

(iii)	by the Acquiring Fund Trust Board of Trustees if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b)	If the Reorganization contemplated by this Agreement has not been consummated by July 10, 2010, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Acquired Fund Trust Board of Trustees and the Acquiring Fund Trust Board of Trustees.

(c)	In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the

Acquiring Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

(d)	At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Acquired Fund Trust Board of Trustees or the Acquiring Fund Trust Board of Trustees (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e)	The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)	If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the respective Boards of Trustees to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.	INDEMNIFICATION.

(a)	Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)	The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor’s prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	OTHER MATTERS.

(a)	All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)	All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to the John Hancock Classic Value Fund II, c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: General Counsel, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock Disciplined Value Fund, c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)	This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

(d)	It is expressly agreed that the obligations of the each of the Acquired Fund Trust, on behalf of the Acquired Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in the Acquired Fund Trust Declaration or the Acquiring Fund Trust Declaration, as applicable. The execution and delivery of this Agreement has been authorized by the Acquired Fund Trust Board of Trustees on behalf of the Acquired Fund and the Acquiring Fund Trust Board of Trustees on behalf of the Acquiring Fund and signed by authorized officers of each respective Trust, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each respective trust on behalf of the relevant Fund as provided in the Acquired Fund Trust Declaration and the Acquiring Fund Trust Declaration, as applicable.

(e)	This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK CAPITAL SERIES,
on behalf of its series, John Hancock Classic Value Fund II

By:

Name:

Title:

Attest:

Name:

Title:

JOHN HANCOCK FUNDS III,
on behalf of its series, John Hancock Disciplined Value Fund

By:

Name:

Title:

Attest:

Name:

Title:

Agreed and accepted as to Section 5 only:

JOHN HANCOCK ADVISERS, LLC,
on behalf of itself and its affiliates

By:

Name:

Title:

Thank
You

for mailing
your proxy
card promptly!

John Hancock Funds, LLC MEMBER FINRA - SIPC 601 Congress Street Boston, MA 02210-2805
1-800-225-5291 1-800-554-6713 TDD 1-800-338-8080 EASI-Line

www.jhfunds.com

Mutual Funds Institutional Services Private Managed Accounts Retirement Plans	350PX 5/09

STATEMENT OF ADDITIONAL INFORMATION
April 27, 2009
JOHN HANCOCK CLASSIC VALUE FUND II
(“Classic Value II,” a series of John Hancock Capital Series)
AND
JOHN HANCOCK DISCIPLINED VALUE FUND
(the “Acquiring Fund,” a series of John Hancock Funds III)
     This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated April 27, 2009). This SAI provides additional information about the Acquiring Fund and the fund that it is acquiring, Classic Value II (also the “Acquired Fund”). Classic Value II and the Acquiring Fund are diversified series of John Hancock Capital Series (“Capital Series”) and John Hancock Funds III (“JHF III”), respectively, each a Massachusetts business trust. Please retain this SAI for further reference.
     A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:
John Hancock Signature Services, Inc.
P. O. Box 9510
Portsmouth, NH 03802-9510
800-225-5291
www.jhfunds.com

INTRODUCTION
     This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated April 27, 2009 relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the management of the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on July 1, 2009.
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE
     The following documents are incorporated herein by reference. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.
1.	The SAI dated March 1, 2009 of Capital Series (File Nos. 811-01677 and 002-29502) with respect to Classic Value II, as filed with the Securities and Exchange Commission (the “SEC”) on February 7, 2009 (Accession No. 0000950135-09-001374) (the “Acquired Fund SAI”).

2.	The SAI dated October 10, 2008, as supplemented December 23, 2008, of JHF III (File Nos. 811-21777 and 333-125838) with respect to Class A, Class B, Class C and Class I shares of the Acquiring Fund, as filed with the SEC on October 7, 2008 (Accession No. 0000950135-08-006368) (for the SAI); and December 23, 2008 (Accession No. 0001010521-08-000602) (for the supplement).

3.	The SAI dated April 24, 2009 of JHF III (File Nos. 811-21777 and 333-125838) with respect to Class R1 shares of the Acquiring Fund, as filed with the SEC on February 23, 2009 (Accession No. 0000950135-09-001103). (The SAIs described in Item 2, above, and this Item 3 collectively are referred to as the “JHF III SAI.”)

4.	The Annual Report of Capital Series (File No. 811-01677) for the fiscal year ended October 31, 2008 with respect to Classic Value II, as filed with the SEC on January 9, 2009 (Accession No. 0000928816-09-000017).

5.	The Annual Report of The RBB Fund, Inc. (File No. 811-05518) for the fiscal year ended August 31, 2008 with respect to Robeco Boston Partners Large Cap Value Fund, the predecessor to the Acquiring Fund (the “Robeco Fund”), as filed with the SEC on November 10, 2008 (Accession No. 0000935069-08-002640). (On December 19, 2008, the Robeco Fund merged into the Acquiring Fund.)
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
FUND HISTORY
     For additional information about the Acquiring Fund generally and its history, see “Organization of the Fund” in the JHF III SAI.
DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS
     For additional information about the Acquiring Fund’s investment objectives, policies, risks and restrictions, see “Investment Objectives and Policies,” “Descriptions and Risks of Fund Investments,” “Use of Derivatives” and “Investment Restrictions” in the JHF III SAI.
MANAGEMENT OF THE FUND
     For additional information about the Trustees of JHF III, see “Those Responsible for Management” in the JHF III SAI.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     For additional information, see “Those Responsible for Management” in the JHF III SAI.
INVESTMENT ADVISORY AND OTHER SERVICES
     For additional information, see “Investment Advisory and Other Services,” “Transfer Agent Services,” “Custody of Portfolio” and “Independent Registered Public Accounting Firm” in the JHF III SAI.
PORTFOLIO MANAGERS
     For additional information, see “Portfolio Manager Holdings” in the JHF III SAI.
BROKERAGE ALLOCATION AND OTHER PRACTICES
     For additional information about the Acquiring Fund’s brokerage allocation practices, see “Brokerage Allocation” in the JHF III SAI.
CAPITAL STOCK AND OTHER SECURITIES
     For additional information about the voting rights and other characteristics of shares of beneficial interest of the Acquiring Fund, see “Description of the Fund Shares” in the JHF III SAI.
PURCHASE, REDEMPTION AND PRICING OF SHARES
     For additional information about purchase, redemption and pricing of shares of the Acquiring Fund, see “Net Asset Value,” “Initial Sales Charge on Class A Shares,” “Deferred Sales Charge on Class B and Class C Shares,” “Eligible Investors For Class R1, R3, R4 and R5 Shares,” “Special Redemptions,” “Additional Services and Programs” and “Purchases and Redemptions through Third Parties” in the JHF III SAI.
TAXATION OF THE FUND
     For additional information about tax matters related to an investment in the Acquiring Fund, see “Taxes” in the JHF III SAI.
UNDERWRITERS
     For additional information about the Acquiring Fund’s principal underwriter and distribution plans, see “Distribution Contracts” and “Sales Compensation” in the JHF III SAI.
FINANCIAL STATEMENTS
     For additional information, see the annual report of the Robeco Fund, as incorporated by reference into the JHF III SAI.
ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND
FUND HISTORY
     For additional information about the Acquired Fund generally and its history, see “Organization of the Funds” in the Acquired Fund SAI.

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DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS
     For additional information about the Acquired Fund’s investment objectives, policies, risks and restrictions, see “Investment Objectives and Policies,” “Description of Investment Risks,” “Hedging and Other Strategies” and “Investment Restrictions” in the Acquired Fund SAI.
MANAGEMENT OF THE FUND
     For additional information about the Trustees of Capital Series, see “Those Responsible for Management” in the Acquired Fund SAI.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     For additional information, see “Those Responsible for Management” in the Acquired Fund SAI.
INVESTMENT ADVISORY AND OTHER SERVICES
     For additional information, see “Investment Advisory and Other Services,” “Transfer Agent Services,” “Custody of Portfolio” and “Independent Registered Public Accounting Firm” in the Acquired Fund SAI.
PORTFOLIO MANAGERS
     For additional information, see “Additional Information about the Portfolio Managers” in the Capital Series SAI.
BROKERAGE ALLOCATION AND OTHER PRACTICES
     For additional information about the Acquired Fund’s brokerage allocation practices, see “Brokerage Allocation” in the Acquired Fund SAI.
CAPITAL STOCK AND OTHER SECURITIES
     For additional information about the voting rights and other characteristics of shares of beneficial interest of the Acquired Fund, see “Description of the Funds’ Shares” in the Acquired Fund SAI.
PURCHASE, REDEMPTION AND PRICING OF SHARES
     For additional information about purchase, redemption and pricing of shares of the Acquired Fund, see “Net Asset Value,” “Initial Sales Charge on Class A Shares,” “Deferred Sales Charge on Class B and Class C Shares,” “Special Redemptions,” “Additional Services and Programs” and “Purchases and Redemptions through Third Parties” in the Acquired Fund SAI.
TAXATION OF THE FUND
     For additional information about tax matters related to an investment in the Acquired Fund, see “Tax Status” in the Acquired Fund SAI.
UNDERWRITERS
     For additional information about the Acquired Fund’s principal underwriter and distribution plans, see “Distribution Contracts” and “Sales Compensation” in the Acquired Fund SAI.

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FINANCIAL STATEMENTS
     For additional information, see the annual report of the Acquired Fund, as incorporated by reference into the Acquired Fund SAI.
PRO FORMA FINANCIAL INFORMATION
     The pro forma information provided herein should be read in conjunction with the annual report of Classic Value II dated October 31, 2008; and the annual report of the Robeco Fund dated August 31, 2008, each of which is on file with the SEC and is available at no charge.
     The unaudited pro forma information set forth below for the period ended August 31, 2008 is intended to present ratios and supplemental data as if the merger of the Funds had been consummated at September 1, 2007. The merger is intended to consolidate the Acquired Fund, managed by John Hancock Advisers, LLC (“JHA”) and sub-advised by Pzena Investment Management, LLC, with a similar fund advised by John Hancock Investment Management Services, LLC (“JHIMS”) and sub-advised by Robeco Investment Management, Inc. (“Robeco”).
     The Funds have the same administrator, fund recordkeeping services agent, fund accounting agent and custodians. Each of these service providers has entered into an agreement with Capital Series or JHF III, as the case may be, on behalf of the relevant Fund, which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.
     The investment management fees payable by the Acquired Fund to JHA are as follows: 0.80% of the first $2.5 billion of the Fund’s average daily net assets; 0.78% of the next $2.5 billion; and 0.76% of the excess over $5 billion. The investment management fees payable by the Acquiring Fund to JHIMS are as follows: for the total assets of mutual funds advised by JHIMS and sub-advised by Robeco (“Affiliated Fund Assets”): 0.75% of the first $500 million of Affiliated Fund Assets; 0.725% of the next $500 million; 0.70% of the next $500 million; 0.675% of the excess over $1.5 billion.
     As of February 28, 2009, the net assets of: (i) the Acquired Fund were $26,772,907; and (ii) the Acquiring Fund were $40,461,625. The net assets of the combined fund as of February 28, 2009 would have been $67,234,532.
     On a pro forma basis for the year ended August 31, 2008, the proposed reorganization would have resulted in a decrease of approximately $50,000 in the investment management fees paid by the combined fund (after applicable waivers and reimbursements), and a decrease in other operating expenses for the combined fund (including custodian fees and audit fees) of approximately $143,600, resulting in a decrease of approximately $0.02 per share in expenses.
     No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.
     Securities held by the Acquired Fund are expected to be sold in connection with the merger, including for the purpose of complying with the investment policies or limitations of the Acquiring Fund.
     The merger is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis the shareholders of the Acquired Fund had with respect to their shares of the Acquired Fund immediately before the merger. At August 31, 2008, the Robeco Fund, the predecessor to the Acquiring Fund, had no capital loss carryforward. At October 31, 2008, the Acquired Fund had a capital loss carryforward of $18,754,874.
     JHA will pay the reorganization costs incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization, whether or not the merger occurs.

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